Filed Pursuant to Rule 497(c)
Securities Act File No. 333-132400 and
Investment Company Act File No. 811-21866

Pyxis Floating Rate Opportunities Fund

Class A — Ticker: HFRAX

Class B — Ticker: HFRBX

Class C — Ticker: HFRCX

Class Z — Ticker: HFRZX

Pyxis Long/Short Equity Fund

Class A — Ticker: HEOAX

Class C — Ticker: HEOCX

Class Z — Ticker: HEOZX

Pyxis Long/Short Healthcare Fund

Class A — Ticker: HHCAX

Class C — Ticker: HHCCX

Class Z — Ticker: HHCZX

Investment portfolios of Pyxis Funds I managed by

Pyxis Capital, L.P. (“Pyxis” or the “Adviser”)

Prospectus

Class A, Class B, Class C, and Class Z Shares

November 1, 2012

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Pyxis Funds I Prospectus

November 1, 2012

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Pyxis Floating Rate Opportunities Fund

Investment Objective

The investment objective of Pyxis Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund” or the “Fund”) is to provide a high level of current income, consistent with preservation of capital.

Fees and Expenses for Class A, Class B, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Pyxis Funds — Sales Charges — Class A Shares” on page 44 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 44 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	3.50%	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	3.25%	1.00%	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)1

	Class A	Class B	Class C	Class Z
Management Fees	1.08%	1.08%	1.08%	1.08%
Distribution and Service (12b-1) Fees	0.35%	0.70%	0.85%	None
Other Expenses	1.10%	1.10%	1.10%	1.10%
Interest Payments and Commitment Fees on Borrowed Funds	0.42%	0.42%	0.42%	0.42%
Remainder of Other Expenses	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	2.53%	2.88%	3.03%	2.18%
Expense Reimbursement[2]	-1.23%	-1.23%	-1.23%	-1.23%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.30%	1.65%	1.80%	0.95%
1	Figures are based on borrowings of 21.14% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal period.

2	Pyxis Capital, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the fund. The Expense Cap will continue through at least October 31, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) the Fund has borrowed an average of 21.14% of the Fund’s assets annually. Your actual costs may be higher or lower.

Class	1 Year*	3 Years	5 Years	10 Years
Class A:	$478	$997	$1,542	$3,026
Class B: if you did not sell your shares	$168	$776	$1,410	$3,033
if you sold your shares at the end of the period	$493	$976	$1,510	$3,033
Class C: if you did not sell your shares	$183	$821	$1,484	$3,259
if you sold your shares at the end of the period	$283	$821	$1,484	$3,259
Class Z:	$97	$563	$1,057	$2,417
*	After reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the fiscal year ended June 30, 2012, the portfolio turnover rate of the Fund was 50% of the average value of its portfolio.

Pyxis Funds I Prospectus

November 1, 2012

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of floating rate loans and other floating rate investments) at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other securities deemed to be floating rate investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types and repurchase agreements with remaining maturities of no more than 60 days.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the investment adviser could be subject to allegations of lender liability.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

In addition, the Fund may invest up to 20% of its total assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

The Fund may invest in derivatives and may use derivatives as tools in the management of portfolio assets. The Fund may use derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants, futures and forwards, to hedge various investments for risk management and as a substitute for a direct investment in an asset class or a particular issuer. The Fund may invest in derivative instruments, including for hedging and substitution purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities might not be able to make interest and principal payments when due. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivatives Risk. Derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants, futures and forwards, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Because it may purchase common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk. The price movement of an exchange-traded fund (“ETF”) may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk. The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Securities Risk. The Fund’s ability to invest in high-yield debt securities (or “junk securities”) generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Illiquid and Restricted Securities Risk. The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited to the time that the interest rates on the Senior Loans in its portfolio are reset.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on

Pyxis Funds I Prospectus

November 1, 2012

such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Limited Information Risk. The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk. The Fund relies on Pyxis’ ability to achieve its investment objective. Pyxis may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk. In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity and debt markets and in the prices of individual investments. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk. The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Ongoing Monitoring Risk. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, a Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Payment-in-Kind Securities Risk. The value of payment-in-kind securities (“PIKs”) held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a debt security with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans.

Short Sales Risk. Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table for the Fund

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class B, Class C and Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The Fund is the successor to Highland Floating Rate Advantage Fund, a Delaware statutory trust, a closed-end interval fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund’s Class A, Class B, Class C and Class Z Shares provided in the chart and the table is that of the Predecessor Fund for all periods prior to June 13, 2011. Updated information on the Fund’s performance can be obtained by visiting https://www.pyxisais.com/Funds— Performance/Mutual-Funds/Alternative-Investment/Floating-Rate-Opportunities or by calling 877-665-1287.

Annual Total Return1

(As of December 31 for Class A Shares)

1	The Fund’s year-to-date total return for Class A Shares through September 30, 2012 was 14.47%.

The highest calendar quarter total return for Class A Shares of the Fund was 12.03% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was -33.78% for the quarter ended December 31, 2008.

Performance Table

Annualized Total Returns for the period ended December 31, 2011 (sales charge included)

	1 Year	5 Year	10 Year
Floating Rate Opportunities Fund Class A Returns Before Taxes	-0.64%	-6.22%	1.14%
Return After Taxes on Distributions	-2.36%	-8.43%	-1.26%
Return After Taxes on Distributions and Redemptions	-0.40%	-6.33%	-0.32%
Floating Rate Opportunities Fund Class B Returns Before Taxes	-0.61%	-6.02%	1.21%
Floating Rate Opportunities Fund Class C Returns Before Taxes	1.43%	-6.02%	1.00%
Floating Rate Opportunities Fund Class Z Returns Before Taxes	3.12%	-5.25%	1.84%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	1.82%	3.32%	4.70%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class B, Class C and Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pyxis Funds I Prospectus

November 1, 2012

Portfolio Management

Pyxis Capital, L.P. serves as the investment adviser to the Fund. The primary individual portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Adviser
Mark Okada	October 2012	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$50

The Fund has discontinued selling Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares until such time as those shares are converted to Class A Shares.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Pyxis Funds I — Pyxis Floating Rate Opportunities Fund, P.O. Box 9840, Providence, RI 02940, or

•	By calling BNY Mellon Investment Servicing (US) Inc. at 1-877-665-1287.

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Pyxis Long/Short Equity Fund

Investment Objective

The investment objective of Pyxis Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Fees and Expenses for Class A, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Pyxis Funds — Sales Charges — Class A Shares” on page 44 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 44 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	5.50%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

	Class A	Class C	Class Z
Management Fees	2.45%	2.45%	2.45%
Distribution and Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.86%	0.86%	0.86%
Dividend Expense on Short Sales	0.53%	0.53%	0.53%
Remainder of Other Expenses	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses[1]	3.71%	4.36%	3.36%
1	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years
Class A:	$903	$1,622	$2,360	$4,291
Class C: if you did not sell your shares	$437	$1,321	$2,215	$4,502
if you sold all your shares at the end of the period	$537	$1,321	$2,215	$4,502
Class Z:	$339	$1,033	$1,750	$3,649

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 650% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization and the Fund may invest in securities issued by other investment companies, including ETFs. The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The

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Fund may use derivatives, including options, futures, forwards and swaps (including credit default swaps) as tools in the management of portfolio assets. The Fund may use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. In addition, the Fund may seek additional income by making secured loans of its portfolio securities.

The Fund’s investment strategy utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

The Adviser seeks to invest in the common equity of companies that the Adviser believes are trading below their intrinsic value. To do so, the Adviser will typically perform fundamental investment analysis, which may involve comparing the value of the company’s common equity to that of its: (a) historical and/or expected cash flows; (b) historical and/or expected growth rates; (c) historical and/or expected strategic positioning; and (d) historical and/or current valuation on an absolute basis or relative to its industry, the overall market and/or historical valuation levels. The Adviser may purchase securities of a company that the Adviser believes: (i) is undervalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has assets not fully valued by the marketplace; (iii) is experiencing strong underlying secular growth trends or strong visibility into growth prospects; (iv) has earnings estimates that the Adviser believes are too low or has the potential for long-term earnings growth; (v) has strong competitive barriers to entry; (vi) is experiencing strong business fundamentals; (vii) has a strong management team; (viii) will see increased multiple expansion or will benefit from sustainable economic dynamics; and/or (ix) may be subject to an identifiable catalyst that the Adviser believes will unlock value. The Adviser will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spinoff of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.

The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry and company contacts, consultants, company press releases, company conference calls, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, and news services. The Adviser will make investment decisions based on its analysis of a security’s value, and will also take into account its view of macroeconomic conditions and industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities might not be able to make interest and principal payments when due. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The value of debt securities typically changes as interest rates fluctuate. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer durations. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivatives Risk. Derivatives, such as futures, forwards, options, swaps (including credit default swaps) and foreign currency transactions, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk. The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing securities generally declines.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk. The Fund relies on Pyxis’ ability to achieve its investment objective. Pyxis may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk. In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk. The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Micro, Small and Mid-Cap Securities Risk. Investments in securities of companies with micro, small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Non-Diversification Risk. As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion

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of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund has experienced high portfolio turnover rates.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Short Sales Risk. Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class C and Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated information on the Fund’s performance can be obtained by visiting https://www.pyxisais.com/Funds— Performance/Mutual-Funds/Alternative-Investment/Long-Short-Equity or by calling (877) 665-1287.

Annual Total Return1

(As of December 31 for Class A Shares)

1	The Fund’s year-to-date total return for Class A Shares through September 30, 2012 was 6.29%.

The highest calendar quarter total return for Class A Shares of the Fund was 10.42% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was -5.59% for the quarter ended September 30, 2008.

Performance Table

Annualized Total Returns for the period ended December 31, 2011 (sales charge included)

	1 Year	5 Year	Since Inception (12/5/06)
Long/Short Equity Fund — Class A Returns Before Taxes	-7.66%	2.06%	2.05%
Return After Taxes on Distributions	-8.03%	1.53%	1.53%
Return After Taxes on Distributions and Redemptions	-4.96%	1.47%	1.47%
Long/Short Equity Fund — Class C Returns Before Taxes	-3.95%	2.60%	2.58%
Long/Short Equity Fund — Class Z Returns Before Taxes	-2.01%	3.55%	3.52%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 11/30/06)	2.09%	-0.25%	0.03%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C and Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The 1 year average annual return after taxes on distributions and sale of fund shares is higher than the 1 year average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Pyxis Capital, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Managers	Managed the Fund Since	Title with Adviser
Jonathan Lamensdorf	October 2008	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$50

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Pyxis Funds I — Pyxis Long/Short Equity Fund, P.O. Box 9840, Providence, RI 02940, or

•	By calling BNY Mellon Investment Servicing (US) Inc. at 1-877-665-1287.

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Pyxis Long/Short Healthcare Fund

Investment Objective

The investment objective of Pyxis Long/Short Healthcare Fund (“Long/Short Healthcare Fund” or the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses for Class A, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Pyxis Funds — Sales Charges – Class A Shares” on page 44 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 44 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	5.50%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

	Class A	Class C	Class Z
Management Fees	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	1.75%	1.75%	1.75%
Dividend Expense on Short Sales	1.09%	1.09%	1.09%
Remainder of Other Expenses	0.66%	0.66%	0.66%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses[1]	3.35%	4.00%	3.00%
1	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example.

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years
Class A:	$869	$1,523	$2,199	$3,990
Class C: if you did not sell your shares	$402	$1,218	$2,051	$4,206
if you sold all your shares at the end of the period	$502	$1,218	$2,051	$4,206
Class Z:	$303	$927	$1,577	$3,318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,336% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in securities of companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. These healthcare companies may also include investment companies, including ETFs. The Fund considers a company “principally engaged” in the healthcare industry if (i) it derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in the healthcare industry, or (ii) at least 50% of its assets are devoted to such activities. The Fund generally will take long and short positions in securities of healthcare companies and Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”) will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors.

Although the Fund intends to invest primarily in common stocks of healthcare companies, it may also invest in preferred stocks, warrants, convertible securities, debt securities and other securities issued by such companies. The Fund may

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invest up to 50% of the value of its total assets in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, issued by non-healthcare companies. The Fund may invest in securities of issuers of any market capitalization. The Fund may invest in securities issued by other investment companies, including ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures, forwards, swaps (including credit default swaps), options and foreign currency transactions, as tools in the management of portfolio assets. The Fund may also use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes. The Fund may seek additional income by making secured loans on its portfolio securities.

The Fund’s investment strategy utilizes the analytical models of the Sub-Adviser to evaluate long and short securities of healthcare companies of varying market capitalizations and seeks to identify those securities the Sub-Adviser believes have the greatest potential for capital appreciation. The Sub-Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.

In selecting investments for long positions of the Fund, the Sub-Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of demand for an issuer’s products or an issuer’s increased focus on productivity or enhancement of services.

The Sub-Adviser may sell short securities of a company that the Sub-Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Sub-Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Sub-Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.

The Sub-Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. The Sub-Adviser will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and healthcare industry trends. The Sub-Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Sub-Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Sub-Adviser may seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily through the use of options and other derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities might not be able to make interest and principal payments when due. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The value of debt securities typically changes as interest rates fluctuate. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer durations. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivatives Risk. Derivatives, such as futures, forwards, options, swaps (including credit default swaps) and foreign currency transactions, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk. The Sub-Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Industry Concentration Risk. Because the Fund normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing securities generally declines.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk. The Fund relies on the Sub-Adviser’s ability to achieve its investment objective. The Sub-Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk. In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk. The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Micro, Small and Mid-Cap Securities Risk. Investments in securities of companies with micro, small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Non-Diversification Risk. As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion

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of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. This risk is particularly pronounced for the Fund, which from time to time may own a very small number of positions, each of which is a relatively large portion of the Fund’s portfolio.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance. During the last fiscal year, the Fund experienced a high portfolio turnover rate.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Short Sales Risk. Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for the most recent calendar year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class C and Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The table reflects the deduction of applicable sales charges for Class A and Class C Shares. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated information on the Fund’s performance can be obtained by visiting https://www.pyxisais.com/Funds—Performance/Mutual-Funds/Alternative-Investment/Long-Short-Healthcare or by calling (877) 665-1287.

Annual Total Return1

(As of December 31 for Class A Shares)

1	The Fund’s year-to-date total return for Class A Shares through September 30, 2012 was -2.54%.

The highest calendar quarter total return for Class A Shares of the Fund was 16.25% for the quarter ended December 31, 2009 and the lowest calendar quarter total return was -11.78% for the quarter ended March 31, 2009.

Performance Table

Annualized Total Returns for the period ended December 31, 2011

	1 Year	Since Inception (5/5/08)
Long/Short Healthcare Fund — Class A Returns Before Taxes	-0.02%	6.79%
Return After Taxes on Distributions	-3.47%	5.24%
Return After Taxes on Distributions and Redemptions	0.00%	4.96%
Long/Short Healthcare Fund — Class C Returns Before Taxes	4.30%	7.85%
Long/Short Healthcare Fund — Class Z Returns Before Taxes	6.12%	8.78%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 4/30/08)	2.09%	-0.39%
Standard & Poor’s Healthcare Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since	12.73%	4.93%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C and Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Pyxis Capital, L.P. serves as the investment adviser to the Fund. Cummings Bay Capital Management, L.P. serves as sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Sub-Adviser
Michael D. Gregory	May 2010	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$50

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Pyxis Funds I — Pyxis Long/Short Healthcare Fund, P.O. Box 9840, Providence, RI 02940, or

•	By calling BNY Mellon Investment Servicing (US) Inc. at 1-877-665-1287.

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Description of Principal Investments

The following is a description of principal investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Not all Funds may engage in all practices described below. Please refer to the “Principal Investment Strategies” for each Fund for additional information regarding the practices in which a particular Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Assignments. Floating Rate Opportunities Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrower Credit Ratings. Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. The Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Borrowing. Each Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). A Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, a Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The following table is designed to illustrate the effect on Floating Rate Opportunities Fund’s return from the leverage created by the Fund’s use of borrowing, using the interest rate of 1.33% (which is the rate of the Fund’s outstanding borrowings as of June 30, 2012; the Fund’s outstanding borrowings, however, are subject to a variable interest rate which may rise or fall over time), assuming the Fund has used leverage by borrowing an amount equal to 21.14% of the Fund’s total assets (including the amount borrowed) and assuming hypothetical annual returns (net of expenses) on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative.

Portfolio return, net of expenses	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding return to shareholders	-13.04%	-6.70%	-0.36%	5.98%	12.32%

The purpose of the above table is to assist investors in understanding the effects of financial leverage. The figures in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Because the management fees (including administration fees) paid to Pyxis are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Pyxis will be higher (and Pyxis will be benefited to that extent) when leverage is utilized. Pyxis will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Bridge Financing. Floating Rate Opportunities Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Commitments to Make Additional Payments. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. Floating Rate Opportunities Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Statement of Additional Information (“SAI”).

Debt Restructuring. Floating Rate Opportunities Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to

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purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt Securities. Each Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. Each Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. Each Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

•

Investment Grade Securities. Each Fund may invest in a wide variety of bonds that are rated or determined by the Adviser or Sub-Adviser, as applicable, to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•

Below Investment Grade Securities. Each Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser or Sub-Adviser, as applicable, to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Depositary Receipts. Each Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Each Fund may invest in both sponsored and unsponsored ADRs.

Derivatives. Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.

Equity Securities. The Adviser or Sub-Adviser, as applicable, expects that a majority of each of Long/Short Equity Fund’s and Long/Short Healthcare Fund’s investments and a portion of Floating Rate Opportunities Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser or Sub-Adviser, as applicable, believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of each Fund’s assets in such securities. The Adviser or Sub-Adviser, as applicable, will not rely on any specific rating criteria when deciding whether to invest a Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

Exchange-Traded Funds. ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. Each

Description of Principal Investments

Fund may invest in ETFs, including ETFs that are part of the Pyxis fund complex and advised by the Adviser or its affiliates (the “Underlying Pyxis ETFs”). The Underlying Pyxis ETFs include the Pyxis/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Pyxis ETFs will be borne by shareholders of the investing funds, and Pyxis intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Pyxis ETFs.

Fees. Floating Rate Opportunities Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Hedging. Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser or Sub-Adviser, as applicable, will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to each Fund’s hedging transactions. See the “Taxation” section below.

Illiquid and Restricted Securities. Each Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser or Sub-Adviser, as applicable, determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser or Sub-Adviser, as applicable, considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Industry Concentration. Long/Short Healthcare Fund invests primarily in securities issued by healthcare companies as defined in this Prospectus, which include, among others, pharmaceutical firms, medical supply companies and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities.

Leverage. To a limited extent, each Fund may increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases a Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.

Micro, Small and Mid-Cap Investments. Each Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.

Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although Floating Rate Opportunities Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV. Long/Short Equity Fund and Long/Short Healthcare Fund will also be subject to these types of fluctuations to a limited extent.

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Non-U.S. Securities and Emerging Markets. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. Floating Rate Opportunities Fund may invest without limitation in securities of non-U.S. securities, including investments in the securities of so-called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments. These risks may be greater for securities of companies located in emerging market countries.

Options. The Funds may utilize options on securities, indices and currencies as part of their principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Participations. Floating Rate Opportunities Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Portfolio Maturity. Floating Rate Opportunities Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of

Description of Principal Investments

Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will typically not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by Floating Rate Opportunities Fund in Senior Loans could have a materially adverse effect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Primary Lender Transactions. When Floating Rate Opportunities Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Actions subject to Lender vote or consent generally require the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Securities Lending. Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to unaffiliated broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies at least equal at all times to the current market value of the securities subject to the loan. Collateral must be valued daily by the Adviser or Sub-Adviser, as applicable, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.

Senior Loans. Floating Rate Opportunities Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from

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Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring, but there can be no assurance that this will be the case with respect to any particular Senior Loan.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. Because their interest rates are adjusted for

Description of Principal Investments

changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

Senior Loan Ratings. Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Short Sales. Each Fund generally will seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

Each Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). Each Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

Undervalued Stocks. A stock is considered undervalued if the Adviser or Sub-Adviser, as applicable, believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.

Portfolio Turnover. A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser or Sub-Adviser, as applicable, in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Temporary Defensive Positions. When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent a Fund takes temporary defensive positions, it may not achieve its investment objective.

Additional Information. The foregoing percentage limitations in each Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including its investment objective and 80% investment policy, without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

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Description of Principal Risks

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. Unless otherwise specified, each principal risk summarized below applies to each Fund. The Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments. Each Fund is not intended to be a complete investment program.

Counterparty Risk. Each Fund may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. To limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser or Sub-Adviser, as applicable, to present acceptable credit risk. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Risk. The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. This risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk. A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Securities issued to finance corporate restructurings may have special credit risks because of the highly-leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile and expected benefits from restructuring may not materialize.

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Investment Grade Securities. Although more creditworthy and generally less risky than below investment grade securities, investment grade securities are still subject to market and credit risk. Investment grade securities are generally considered medium and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

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Below Investment Grade Securities. Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower

Description of Principal Risks

rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by a Fund.

Derivatives Risk. There are several risks associated with derivatives transactions. For example, there are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or a Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by a Fund as well as a Fund’s ability to pursue its investment objective through the use of such instruments.

Equity Securities Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by a Fund, which could result in losses to the Fund. In addition, the credit quality of preferred stock and convertible securities held by a Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. The market value of convertible securities also tends to fall when prevailing interest rates rise.

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk. Floating Rate Opportunities Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the

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availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk. A Fund’s use of derivatives and other transactions, such as options, financial futures and options on financial futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. A Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s or Sub-Adviser’s ability, as applicable, to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s or Sub-Adviser’s judgment in this respect, as applicable, will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so. Although the Adviser or Sub-Adviser, as applicable, does not anticipate that derivatives or other such transactions will represent a significant component of each Fund’s investment strategy, each such Fund has a policy to limit to 20% the portion of its total assets that may be subject to such transactions or invested in such instruments.

A Fund’s positions in options and financial futures may be entered into and closed out only on a federally-licensed exchange that provides a market therefore, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser or Sub-Adviser, as applicable, would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on a Fund’s ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. A Fund’s ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates in the Fund’s holdings correlate with price movements of the hedging instruments. Inasmuch as a Fund’s options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent a Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required margin, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the earmarking of such assets will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

High Yield Securities Risk. Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for

Description of Principal Risks

other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by Floating Rate Opportunities Fund. There is no limit on the percentage of assets that Floating Rate Opportunities Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

Illiquid and Restricted Securities Risk. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher returns and/or yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Adviser or Sub-Adviser, as applicable, considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. If, in order to permit resale, the securities are registered under the Securities Act, at a Fund’s expense, the Fund’s expenses would be higher. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Industry Concentration Risk. The performance of a Fund that may invest a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments. Long/Short Equity Fund and Floating Rate Opportunities Fund may invest up to (but not including) 25% of its total assets in the securities of companies in one industry. Long/Short Healthcare Fund invests at least 80% of its total assets in healthcare companies.

Because of Long/Short Healthcare Fund’s policy of investing primarily in securities issued by healthcare companies, the Fund is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry. The Fund faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments. See “Regulatory Risk” below. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies, at the state or federal level, may affect the demand for healthcare products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. However, Floating Rate Opportunities Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rates on the Senior Loans in its portfolio are reset, but the Fund will be exposed at all times to fluctuations in interest rates with respect to the fixed rate investments in its portfolio, if any. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the fixed rate investments in the Fund’s portfolio will decline in value due to rising interest rates. Each of Long/Short Equity Fund and Long/Short Healthcare Fund have no policy limiting the maturities of their investments. To the extent each of these Funds invests in fixed-rate debt securities with longer maturities, the Funds are subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which Floating Rate Opportunities Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.

Leverage Risk. When deemed appropriate by the Adviser or Sub-Adviser, as applicable, and subject to applicable regulations, each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the

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underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser or Sub-Adviser, as applicable, will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser or Sub-Adviser, as applicable, is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility could be more or less restrictive than those described.

Limited Information Risk. The types of Senior Loans in which Floating Rate Opportunities Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk. At times, a major portion of any security may be held by relatively few institutional purchasers. Although each Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when the Adviser or Sub-Adviser, as applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, a Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. Each Fund, in most instances, utilizes market transactions or an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Fund could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. As a result, pricing of a Fund’s securities does not rely solely on a price determined by an independent pricing service; other relevant information is also monitored and other valuation methodologies may be used as appropriate.

Management Risk. A Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser or Sub-Adviser, as applicable. If one or more key individuals leave, the Adviser or Sub-Adviser, as applicable, may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives.

Market Risk. Because each Fund may purchase common stocks, each Fund is subject to the risk that stock prices will fall over short or long periods of time. The profitability of a Fund substantially depends upon the Adviser or Sub-Adviser, as applicable, correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser or Sub-Adviser, as applicable, cannot guarantee that it will be successful in accurately predicting price movements. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser or Sub-Adviser, as applicable. Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies. Certain events, such as terrorist attacks, wars and other geopolitical events, may have disruptive negative effects on securities markets and the Funds. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may change drastically from day to day. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of a Fund to realize profits. As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Description of Principal Risks

Market Disruption Risk. Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Funds. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down at times without regard to the financial condition of or specific events impacting the issuer of the security.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on a Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for a Fund to use leverage to the degree required, or make any such leverage more expensive (for example, by increasing interest expense).

Micro, Small and Mid-Cap Securities Risk. Securities issued by micro, small and mid-cap companies can be more volatile than, and perform differently from, securities issued by large-cap companies. There may be less trading in such companies’ securities and in smaller volumes, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security.

Non-Diversification Risk. Due to the nature of each Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolio in one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the debt securities purchased by the Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the debt security. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Non-U.S. Securities and Emerging Markets Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

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Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce a Fund’s yield on any such securities.

The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes will decrease a Fund’s yield on any such securities. See the “Taxation” section below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, the Adviser or Sub-Adviser, as applicable, may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser or Sub-Adviser, as applicable, have had no or limited prior experience.

Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Ongoing Monitoring Risk. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. Floating Rate Opportunities Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

Description of Principal Risks

Options Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Payment-in-Kind Securities Risk. The value of PIKs held by Floating Rate Opportunities Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower a Fund’s after-tax performance.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Such prepayments may require Floating Rate Opportunities Fund to replace a debt security with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by Floating Rate Opportunities Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, a Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in a Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the Adviser to execute its investment program successfully for a Fund for a period following the redemptions. If substantial, unexpected redemptions occur, a Fund could experience higher expenses than those shown in the Annual Fund Operating Expenses Tables.

Securities Lending Risk. A Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Floating Rate Opportunities Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

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The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

Short Sales Risk. Short sales by each Fund that are not made “against-the-box” (that is when a Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows a Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. A Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

Management of the Funds

Board of Trustees, Investment Adviser and Sub-Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.

Pyxis Capital, L.P. (“Pyxis” or the “Adviser”), serves as the investment adviser to each Fund. The address of the Adviser is 200 Crescent Court Suite 700, Dallas, Texas 75201. Each of the Funds has entered into an investment advisory agreement with Pyxis (each an “Investment Advisory Agreement”) pursuant to which Pyxis either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to Pyxis’ general oversight. Additionally, Pyxis furnishes offices, necessary facilities, equipment and personnel and pays the compensation of each Trustee of the Fund who is affiliated with Pyxis.

Prior to December 15, 2011, Highland Capital Management, L.P. (“Highland”), an affiliate of Pyxis, served as the Funds’ investment adviser pursuant to an investment advisory agreement with each Fund (each, a “Highland Investment Advisory Agreement”). Under each Highland Investment Advisory Agreement, Highland provided the day-to-day management of each Fund’s portfolio of securities, which included buying and selling securities for each Fund and conducting investment research, or hiring a sub-adviser to do so, subject to Highland’s general oversight. Additionally, Highland furnished offices, necessary facilities, equipment and personnel and paid the compensation of the Trustee of each Fund who was Highland’s affiliate. For these investment advisory services, the Funds paid Highland the same fees as the Funds pay under its current investment advisory arrangements. As of December 15, 2011, Pyxis Funds I, on behalf of each of the Funds, Highland and Pyxis (formerly known as Highland Funds Asset Management, L.P.) entered into novation agreements (each a “Novation Agreement”) pursuant to which Pyxis assumed Highland’s rights, duties and obligations under the corresponding Highland Investment Advisory Agreement and, in the case of Long/Short Healthcare Fund, the investment sub-advisory agreement between Highland and the Sub-Adviser.

In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board’s initial approval of the Investment Advisory Agreement for the Floating Rate Opportunities Fund is available in the Fund’s annual report for the fiscal period ended June 30, 2011. A discussion regarding the Board’s approval of the Investment Advisory Agreement for the Long/Short Equity Fund is available in the Funds’ semi-annual report for the fiscal period ended December 31, 2011. A discussion regarding the Board’s approval of the Investment Advisory Agreement and the sub-advisory agreement between the Adviser and CBCM (the “Sub-Advisory Agreement”) for Long/Short Healthcare Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2012. Each Investment Advisory Agreement may be terminated by the applicable Fund or by vote of a majority of the outstanding voting securities of such Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act). The table below shows the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended June 30, 2012 and each Fund’s contractual advisory fee:

Fund Name	Advisory Fees Paid as a Percentage of Average Daily Managed Assets for the Fiscal Period Ended June 30, 2012	Contractual Advisory Fee as a Percentage of Average Daily Managed Assets[1,2]
Floating Rate Opportunities Fund	0.65%	0.65%
Long/Short Equity Fund[3]	1.00%	2.25%
Long/Short Healthcare Fund	1.00%	1.00%
1	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of each Fund’s Average Daily Managed Assets as discussed below. The management fees set forth in the Annual Fund Operating Expenses tables reflect the advisory and administration fees borne by each Fund as a percentage of average net assets.

2	As neither Long/Short Equity Fund nor Long/Short Healthcare Fund has present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

3	The Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of Long/Short Equity Fund’s Average Daily Managed Assets (1.25% of the Fund’s average net assets) so that the Fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A, Class C and Class Z Shares are expected to be 2.46%, 3.11% and 2.09%, respectively, of the Fund’s average daily net assets for the period that the voluntary fee waiver is in place. Applying this voluntary fee waiver and excluding the cost of dividends paid on short positions and acquired fund fees, the Total Annual Fund Operating Expenses for Class A Shares, Class C Shares and Class Z Shares are expected to be 1.93%, 2.58%, and 1.61% respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Pyxis upon 14 days’ written notice to shareholders of the Fund. Pyxis may not recoup any fees that previously had been waived.

Pyxis has contractually agreed to limit the total annual operating expenses of the Floating Rate Opportunities Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of

Pyxis Funds I Prospectus

November 1, 2012

1940, taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the fund. The Expense Cap will continue through at least October 31, 2013, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser.

Organized in February 2009, Pyxis is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2012, Pyxis had approximately $2.4 billion in assets under management. Pyxis is also the Funds’ administrator (see “Administrator/Sub-Administrator” in the SAI for details). Prior to January 9, 2012, Pyxis was known as Highland Funds Asset Management, L.P. Pyxis is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Administrator/Sub-Administrator

Pyxis provides administration services to the Funds for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, Pyxis generally assists each Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, Pyxis has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays BNY a portion of the fee it receives from each Fund (0.01%). BNY has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Funds. Prior to December 15, 2011, Highland served as administrator to the Funds and BNY served as sub-administrator to the Funds, in each case under contracts providing for substantially identical services at the same fee currently charged under the current arrangements.

Additional Information Regarding Performance

The “Annual Total Return” bar chart and “Performance Table” for each of Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund, provided on pages 8, 13 and 19-20 reflect the fee waivers and expense reimbursements that were applicable during the indicated periods. Without these fee waivers and expense reimbursements, each Fund’s performance would have been lower.

In certain periods, Long/Short Healthcare Fund had invested its assets in a very small number of issuers and, as a result, a change in the value of an individual portfolio holding may have had a significant impact on the Fund’s performance. While the Fund’s performance has, in certain periods, been positively impacted by the increase in value of individual portfolio holdings, there is no assurance that the Fund’s performance will be replicated in the future. The Fund’s performance may be negatively impacted by a decrease in value of individual portfolio holdings, particularly while the Fund’s assets are invested in a small number of issuers. As the Fund invests in a larger number of issuers, the impact of the performance of an individual portfolio holding will generally decrease. The performance information provided herein (before and after taxes) for Long/Short Healthcare Fund for periods prior to May 6, 2010, was achieved prior to the change in the Fund’s principal investment strategies.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to Pyxis Funds I (the “Trust”) and the Adviser from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Funds’ Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Funds with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Funds. The Funds’ Board of Trustees and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Pyxis Floating Rate Opportunities Fund has obtained approval of the Fund’s reliance on the Order from the Board and from the initial shareholder of the Fund. With respect to Long/Short Equity Fund and Long/Short Healthcare Fund, the Trust will not rely on the Order until the Trust obtains approval of such reliance from the shareholders of the Funds. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Fund will provide shareholders

Management of the Funds

with an information statement containing information about the sub-adviser. Shareholders of a Fund retain the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

Sub-Adviser

Cummings Bay Capital Management, L.P. serves as the sub-adviser to Long/Short Healthcare Fund. The address of CBCM is 200 Crescent Court, Suite 700, Dallas, Texas 75201. Long/Short Healthcare Fund has entered into a sub-advisory agreement with the Adviser and CBCM pursuant to which CBCM provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Under the terms and conditions of the Sub-Advisory Agreement, CBCM will be paid a monthly fee, computed and accrued daily, based on an annual rate of 0.50% of the Average Daily Managed Assets of Long/Short Healthcare Fund. Such compensation shall be paid by the Trust on behalf of Long/Short Healthcare Fund (except to the extent that the Trust, CBCM and the Adviser otherwise agree in writing from time to time). A discussion regarding the Board of Trustees’ approval of the Sub-Advisory Agreement for Long/Short Healthcare Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2012. The Sub-Advisory Agreement may be terminated by the Fund, a vote of a majority of the outstanding voting securities of the Fund, the Adviser or CBCM, without the payment of any penalty, on 60 days’ written notice. In addition, the Sub-Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for the Fund.

Portfolio Managers

Floating Rate Opportunities Fund

Floating Rate Opportunities Fund’s portfolio is managed by Mark Okada. Mr. Okada has managed the portfolio since October 2012.

Mr. Okada is a Portfolio Manager at Pyxis. He co-founded Highland Capital Management, L.P. and has served as Chief Investment Officer of Highland Capital Management, L.P. since 1993. Mr. Okada is a pioneer in the development of the bank loan market and has over 25 years of credit experience. He is responsible for structuring one of the industry’s first arbitrage CLOs. Mr. Okada received a BA in Economics and a BA in Psychology, cum laude, from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation.

Long/Short Equity Fund

Long/Short Equity Fund’s portfolio is managed by Jonathan Lamensdorf.

Mr. Lamensdorf is a portfolio manager for Pyxis’ dedicated equity funds. Prior to joining Pyxis in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.

Long/Short Healthcare Fund

Long/Short Healthcare Fund’s portfolio is managed by Michael D. Gregory.

Mr. Gregory is a Portfolio Manager at CBCM. Prior to joining CBCM in 2010, Mr. Gregory spent four years as a CEO and Portfolio Manager at Cummings Bay Capital Management LLC, which he founded in 2006 and where he managed a long/short healthcare equity hedge fund. Starting in July 2005, Mr. Gregory worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund, and prior to that he worked at Iroquois Capital Management LLC from May 2000 to June 2005. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Funds.

Underwriter of the Funds

Each Fund’s shares are offered for sale through Foreside Funds Distributors LLC (the “Underwriter”), 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Pyxis Funds I — (Fund Name), P.O. Box 9840, Providence, RI 02940.

Pyxis Funds I Prospectus

November 1, 2012

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available (i) in the SAI and (ii) on the Funds’ website at http://www.pyxisais.com.

How to Buy Shares

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Funds (a “Financial Advisor”), or BNY, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact Pyxis if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)[1]	For new accounts, send to the applicable Fund, at the address noted below,[2] a completed application and check made payable to “Pyxis Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Pyxis Funds I does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)[1]	For existing accounts, fill out and return to the applicable Fund, at the address noted below,[2] the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Pyxis Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Pyxis Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Pyxis for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below[2] or call 1-877-665-1287.
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at (866) 202-2263 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at https://www.pyxisais.com/getattachment/4065107c-43de-4b02-95fa-f20b47ce091e/Wiring-Instructions.aspx.
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Pyxis Funds I — (Fund Name), at the address noted below.[2] After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.

Pyxis Funds I Prospectus

November 1, 2012

Method	Instructions
By electronic funds transfer via an automated clearing house (“ACH”) transaction[1]	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at (877) 665-1287 or visit the Funds’ website
(http://www.pyxisais.com).

1	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

2	Regular Mail: Send to “Pyxis Funds I — (Fund Name),” P.O. Box 9840, Providence, RI 02940. Overnight Mail: Send to “Pyxis Funds I — (Fund Name),” 4400 Computer Drive, Westborough, MA 01581-1722.

Investment Minimums*
Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50

*   For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.

** Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Each Fund offers several different types of individual retirement account (“IRA”) plans, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, please call the Funds at (877) 665-1287.

Shareowner Guide — How to Invest in the Pyxis Funds

Each Fund offers different classes of Fund shares, each of which has different expenses and other characteristics. The following are some of the main characteristics of the Funds’ Class A, Class B, Class C and Class Z Shares.

Choosing a Share Class

Floating Rate Opportunities Fund offers four classes of shares in this Prospectus — Class A, Class B, Class C and Class Z Shares. The Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares. Each of Long/Short Equity Fund and Long/Short Healthcare Fund offers three classes of shares in this Prospectus — Class A, Class C and Class Z Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more cannot be made in Class C Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge (“CDSC”) when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

Floating Rate Opportunities Fund

	Sales Charge

Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $500,000	2.25%	2.30%	2.00%
$500,001 to $1,000,000	1.25%	1.27%	1.00%
Greater than $1,000,000*	None	None	**

Long/Short Equity Fund and Long/Short Healthcare Fund

	Sales Charge

Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 to $999,999	1.75%	1.78%	1.50%
Greater than $1,000,000*	None	None	**
*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

Pyxis Funds I Prospectus

November 1, 2012

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $3 million	0.50%
$3 million to less than $5 million	0.40%
$5 million to less than $25 million	0.25%
$25 million or more	0.12%

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Pyxis Funds I, Pyxis Funds II and the Money Market Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts without charging transaction fees to their clients or through other platforms. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Each Fund makes available free of charge on its website (http://www.pyxisais.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Funds’ website.

Class B Shares

Existing shareholders of Class B Shares may continue to hold their Class B Shares, reinvest dividends into Class B Shares and exchange their Class B Shares for Class B Shares of other Participating Funds, or for other classes of the same Fund (as permitted by current exchange privilege rules). Class B Shares carry a CDSC that is imposed only on shares redeemed within five years of purchase as shown in the chart below. Class B Shares received through reinvestment of distributions are not subject to a CDSC.

Holding Period After Purchase	% Deducted When Shares are Redeemed
Through first year	3.25%
Through second year	3.00%
Through third year	2.00%
Through fourth year	1.50%
Through fifth year	1.00%
Longer than five years	0.00%

Class B Shares automatically convert to Class A Shares after eight years.

Class C Shares

Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Underwriter pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Shareowner Guide — How to Invest in the Pyxis Funds

Choosing a Share Class

Class Z Shares

Your purchases of Class Z Shares are made at NAV without a sales charge or contingent deferred sales charge. Class Z Shares are only available to eligible investors.

Eligible Investors

The Funds offer Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of Pyxis and any family member of any such trustee or employee.

Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Distribution and Service Fees

Each Fund is authorized under separate distribution plans (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A, Class B and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class B and Class C Shares and the services provided to you by your Financial Advisor. The Plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares, 0.70% of average daily net assets attributable to Class B Shares, 0.85% of average daily net assets attributable to Class C Shares of Floating Rate Opportunities Fund and 1.00% of average daily net assets attributable to Class C Shares of Long/Short Equity Fund and Long/Short Healthcare Fund. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. In addition, these fees may include reimbursements to Pyxis for certain distribution- and service-related expenses actually incurred by Pyxis on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board of Trustees, and to the extent consistent with the Plans. The Underwriter may also make payments from the distribution and service fees it receives from the Funds to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. A Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plans, from time to time the Funds may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, Pyxis and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer (“Asset-Based Payments”). Each of Pyxis and/or the Underwriter may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. Pyxis and/or the Underwriter may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered

Pyxis Funds I Prospectus

November 1, 2012

representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in Pyxis’ or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans. Each of Pyxis and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Pyxis and/or the Underwriter to any broker-dealer in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, Pyxis may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” table for the Funds.

Contingent Deferred Sales Charges

As described above, certain investments in Class A, Class B and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Conversion Feature

Class B Shares, including any distributions earned on those shares, will automatically convert to Class A Shares after eight years. Conversion will be on the basis of the relative NAVs per share, without the imposition of any sales charge, fee or other charge.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://www.pyxisais.com, which provides links to the Prospectus and SAI containing the relevant information.

Redemption of Shares

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact Pyxis if you have any questions about your particular circumstances. Generally,

“good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds are intended for long-term investors and not for those who wish to trade frequently in shares of the Funds. The Funds believe that excessive short-term trading of shares of the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Board of Trustees has adopted policies and procedures that impose a 2.00% redemption/exchange fee (short-term trading fee) on Class A Shares, Class B Shares, Class C Shares and Class Z Shares that are redeemed or exchanged within two months or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption/exchange and deducted from the redemption proceeds or the aggregate value of shares requested to be exchanged. The redemption/exchange fee is not a sales charge, is retained by each Fund, and does not benefit the Fund’s Adviser, Underwriter or any other third party. For purposes of computing the redemption/exchange fee, shares acquired first will be redeemed first. Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to a Fund’s exchange privilege. The redemption/exchange fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption/exchange fees at the program level and remit them to a Fund, (iv) shares were purchased through programs that the Adviser or Sub-Adviser, as applicable, determines to have appropriate anti-short-term trading polices in place or as to which the Adviser or Sub-Adviser, as applicable, has received assurances that look-through redemption/exchange fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption/exchange fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption/exchange fees. These policies apply to investments made through Financial Advisors, including through programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly. In addition, the Adviser may, at its discretion, waive a redemption/exchange fee.

Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Pyxis Funds I — (Fund Name),” P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call (877) 665-1287 for further details.

Pyxis Funds I Prospectus

November 1, 2012

Method	Instructions
By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling (877) 665-1287 or visiting the Funds’ website at http://www.pyxisais.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other Pyxis funds or other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call (877) 665-1287 or visit http://www.pyxisais.com for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

Exchange of Shares

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Pyxis Funds I and Pyxis Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for Bedford class shares of the RBB Money Market Portfolio of The RBB Fund, Inc. (the “Money Market Fund”), a money market mutual fund advised by BlackRock Advisors, LLC. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Funds and Pyxis Funds II may exchange their shares daily for shares of the same class of one of the Funds at the relative daily NAVs per share.

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Funds or any Participating Fund (other than the Money Market Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Money Market Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the holding time of the Money Market Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation.”

To exchange via the Internet, visit the Funds’ website at http://pyxisais.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Pyxis Funds I Prospectus

November 1, 2012

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor, your Financial Advisor, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds at (877) 665-1287 or consult your Financial Advisor, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Net Asset Value

The NAV per share of each Fund’s Class A Shares, Class B Shares, Class C and Class Z Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

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Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of fair valuation.

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Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

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Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

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All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Pyxis Funds I Prospectus

November 1, 2012

Dividends and Other Distributions

Floating Rate Opportunities Fund intends to declare dividends on net investment income daily and pay them monthly and to pay any capital gain distributions on an annual basis. Long /Short Equity Fund and Long/Short Healthcare Fund intend to pay dividends and any capital gains distributions on an annual basis. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the applicable Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of a Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or make any capital gain distributions.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.

Each Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). As described in “Dividends and Other Distributions” above, each Fund intends to distribute at least annually all or substantially all of its income and capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund were not to qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or, for taxable years beginning before January 1, 2013, to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of a Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of Floating Rate Opportunities Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in

Pyxis Funds I Prospectus

November 1, 2012

default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by a Fund. In addition, dividend, interest and other income received by a Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments. If at the end of the taxable year more than 50% of the value of a Fund’s assets consists of securities of foreign corporations and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by such Fund. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make a special election for a taxable year even if it is eligible to do so. The Long/Short Equity Fund and the Long/Short Healthcare Fund do not expect that they will be eligible to elect to treat any foreign taxes they paid as paid by their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

Distributions paid to you by a Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been reduced — in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Floating Rate Opportunities Fund generally does not expect that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income.”

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible Fund as described in “Exchange of Shares” above (but not for shares of another class of the same Fund in a Same-Fund Exchange) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be

Taxation

disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUNDS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

Pyxis Funds I Prospectus

November 1, 2012

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for Class A, Class B, Class C and Class Z Shares. Beginning with the fiscal year ending in 2010, the Funds’ fiscal year end was changed from August 31 to June 30. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial information shown below for Floating Rate Opportunities Fund prior to June 13, 2011 is that of the Predecessor Fund, which reorganized into the Fund on June 13, 2011. This information has been derived from each Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2012 Annual Report. The Funds’ 2012 Annual Report is incorporated by reference into the Funds’ SAI. To request a Fund’s 2012 Annual Report, please call (877) 665-1287.

Financial Highlights

Pyxis Floating Rate Opportunities Fund*
	CLASS A SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.96	$6.55	$5.98	$9.70	$11.75	$12.43
Income from Investment Operations:
Net investment income (1)	0.26	0.27	0.18	0.51	0.90	1.00
Net realized and unrealized gain/(loss) (1)	(0.07)	0.46	0.57	(3.50)	(2.05)	(0.60)
Total from investment operations	0.19	0.73	0.75	(2.99)	(1.15)	0.40
Less Distributions Declared to Shareholders:
From net investment income	(0.30)	(0.32)	(0.06)	(0.73)	(0.89)	(1.01)
From net realized gains	—	—	—	—	(0.01)	(0.07)
From return of capital	—	—	(0.12)	—	—	—
Total distributions declared to shareholders	(0.30)	(0.32)	(0.18)	(0.73)	(0.90)	(1.08)

Net Asset Value, End of Period	$6.85	$6.96	$6.55	$5.98	$9.70	$11.75

Total return (2)	2.52%	11.73%	12.68%(3)	(30.25)%	(10.28)%	3.10%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period (000’s)	$203,684	$264,385	$191,925	$219,010	$567,048	$1,050,738
Total expenses excluding interest expense and commitment fee	2.11%	2.18%	2.27%	1.87%	1.58%	1.33%
Interest expense and commitment fee	0.42%	0.47%	0.61%	1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—	(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee (4)	2.53%	2.65%	2.88%	2.94%	3.03%	2.39%
Net investment income	3.91%	3.97%	3.29%	8.09%	8.28%	8.05%
Portfolio turnover rate	50%	104%	57%(3)	21%	22%	70%

*	Historical data prior to June 13, 2011 is that of the Highland Floating Rate Advantage Fund, which reorganized into the Pyxis Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

58	See Notes to Financial Statements

Pyxis Funds I Prospectus

November 1, 2012

Pyxis Floating Rate Opportunities Fund*
	CLASS B SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.96	$6.55	$5.98	$9.70	$11.75	$12.43
Income from Investment Operations:
Net investment income (1)	0.24	0.25	0.16	0.49	0.86	0.96
Net realized and unrealized gain/(loss) (1)	(0.08)	0.45	0.58	(3.50)	(2.05)	(0.60)
Total from investment operations	0.16	0.70	0.74	(3.01)	(1.19)	0.36
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.29)	(0.06)	(0.71)	(0.85)	(0.97)
From net realized gains	—	—	—	—	(0.01)	(0.07)
From return of capital	—	—	(0.11)	—	—	—
Total distributions declared to shareholders	(0.28)	(0.29)	(0.17)	(0.71)	(0.86)	(1.04)

Net Asset Value, End of Period	$6.84	$6.96	$6.55	$5.98	$9.70	$11.75

Total return (2)	2.01%	11.34%	12.36%(3)	(30.50)%	(10.60)%	2.74%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$4,073	$18,575	$16,063	$20,660	$58,486	$95,122
Total expenses excluding interest expense and commitment fee	2.46%	2.53%	2.62%	2.22%	1.93%	1.68%
Interest expense and commitment fee	0.42%	0.47%	0.61%	1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—	(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee (4)	2.88%	3.00%	3.23%	3.29%	3.38%	2.74%
Net investment income	3.56%	3.62%	2.94%	7.74%	7.93%	7.70%
Portfolio turnover rate	50%	104%	57%(3)	21%	22%	70%

*	Historical data prior to June 13, 2011 is that of the Highland Floating Rate Advantage Fund, which reorganized into the Pyxis Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See Notes to Financial Statements	59

Financial Highlights

Pyxis Floating Rate Opportunities Fund*
	CLASS C SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.96	$6.55	$5.98	$9.70	$11.75	$12.43
Net investment income (1)	0.23	0.24	0.15	0.48	0.84	0.93
Net realized and unrealized gain/(loss) (1)	(0.07)	0.45	0.58	(3.50)	(2.04)	(0.59)
Total from investment operations	0.16	0.69	0.73	(3.02)	(1.20)	0.34
Less Distributions Declared to Shareholders:
From net investment income	(0.27)	(0.28)	(0.06)	(0.70)	(0.84)	(0.95)
From net realized gains	—	—	—	—	(0.01)	(0.07)
From return of capital	—	—	(0.10)	—	—	—
Total distributions declared to shareholders	(0.27)	(0.28)	(0.16)	(0.70)	(0.85)	(1.02)

Net Asset Value, End of Period	$6.85	$6.96	$6.55	$5.98	$9.70	$11.75

Total return (2)	2.01%	11.16%	12.22%(3)	(30.60)%	(10.73)%	2.50%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$320,178	$437,220	$332,355	$359,579	$784,597	$1,269,850
Total expenses excluding interest expense and commitment fee	2.61%	2.68%	2.77%	2.37%	2.08%	1.83%
Interest expense and commitment fee	0.42%	0.47%	0.61%	1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—	(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee (4)	3.03%	3.15%	3.38%	3.44%	3.53%	2.89%
Net investment income	3.41%	3.47%	2.79%	7.59%	7.78%	7.55%
Portfolio turnover rate	50%	104%	57%(3)	21%	22%	70%

*	Historical data prior to June 13, 2011 is that of the Highland Floating Rate Advantage Fund, which reorganized into the Pyxis Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

60	See Notes to Financial Statements

Pyxis Funds I Prospectus

November 1, 2012

Pyxis Floating Rate Opportunities Fund*
	CLASS Z SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.96	$6.55	$5.97	$9.70	$11.75	$12.43
Income from Investment Operations:
Net investment income (1)	0.29	0.29	0.20	0.54	0.94	1.04
Net realized and unrealized gain/(loss) (1)	(0.08)	0.46	0.58	(3.52)	(2.05)	(0.60)
Total from investment operations	0.21	0.75	0.78	(2.98)	(1.11)	0.44
Less Distributions Declared to Shareholders:
From net investment income	(0.33)	(0.34)	(0.07)	(0.75)	(0.93)	(1.05)
From net realized gains	—	—	—	—	(0.01)	(0.07)
From Return of capital	—	—	(0.13)	—	—	—
Total distributions declared to shareholders	(0.33)	(0.34)	(0.20)	(0.75)	(0.94)	(1.12)

Net Asset Value, End of Period	$6.84	$6.96	$6.55	$5.97	$9.70	$11.75

Total return (2)	2.73%	12.11%	13.20%(3)	(30.12)%	(9.97)%	3.46%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, end of period (000’s)	$22,568	$35,668	$41,785	$62,842	$170,147	$280,383
Total expenses excluding interest expense and commitment fee	1.76%	1.83%	1.92%	1.52%	1.23%	0.98%
Interest and commitment fee expenses	0.42%	0.47%	0.61%	1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—	(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee (4)	2.18%	2.30%	2.53%	2.59%	2.68%	2.04%
Net investment income	4.26%	4.32%	3.64%	8.44%	8.63%	8.40%
Portfolio turnover rate	50%	104%	57%(3)	21%	22%	70%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into Pyxis Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See Notes to Financial Statements	61

Financial Highlights

Pyxis Long/Short Equity Fund
	CLASS A SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.10	10.68	$10.37	$10.50	$10.92
Income from Investment Operations:
Net investment loss	(0.22)(1)	(0.21)(1)	(0.19)(1)	(0.23)(1)	(0.04)(1)
Redemption fees added to paid-in capital	—(1)(2)	—(1)(2)	0.01(1)	0.01(1)	—(1)(2)
Net realized and unrealized gain	0.48(1)	0.93(1)	0.59(1)	0.10(1)	0.04(1)
Total from investment operations	0.26	0.72	0.41	(0.12)	—
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.01)	(0.04)
From net realized gains	(0.06)	(0.30)	(0.10)	—	(0.38)
Total distributions declared to shareholders	(0.06)	(0.30)	(0.10)	(0.01)	(0.42)

Net Asset Value, End of Period	$11.30	$11.10	$10.68	$10.37	$10.50

Total return (3)	2.42%	6.62%	3.90%(4)	(1.16)%	0.01%
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$265,712	$286,581	$207,323	$56,364	$17,711
Total operating expenses excluding interest expense	3.13%	3.23%	3.49%	4.35%	4.33%
Interest expense	—	—	—	0.01%	—
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.86)%	(1.85)%
Net operating expenses including interest expense (5)	1.88%	1.98%	2.24%	2.50%	2.48%
Dividends for short positions	0.53%	0.41%	0.70%	0.59%	0.34%
Net Expenses (5)	2.41%	2.39%	2.94%	3.09%	2.82%
Net investment loss	(1.99)%	(1.89)%	(2.10)%	(2.30)%	(0.36)%
Portfolio turnover rate	650%	684%	496%(4)	443%	206%

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Represents less than $0.005 per share.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

62	See Notes to Financial Statements

Pyxis Funds I Prospectus

November 1, 2012

Pyxis Long/Short Equity Fund
	CLASS C SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.83	$10.48	$10.22	$10.42	$10.90
Income from Investment Operations:
Net investment loss	(0.28)(1)	(0.27)(1)	(0.24)(1)	(0.29)(1)	(0.11)(1)
Redemption fees added to paid-in capital	—(1)(2)	—(1)(2)	0.01(1)	0.01(1)	—(1)(2)
Net realized and unrealized gain	0.47(1)	0.92(1)	0.59(1)	0.09(1)	0.03(1)
Total from investment operations	0.19	0.65	0.36	(0.19)	(0.08)
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.01)	(0.02)
From net realized gains	(0.06)	(0.30)	(0.10)	—	(0.38)
Total distributions declared to shareholders	(0.06)	(0.30)	(0.10)	(0.01)	(0.40)

Net Asset Value, End of Period	$10.96	$10.83	$10.48	$10.22	$10.42

Total return (3)	1.83%	6.18%	3.46%(4)	(1.84)%	(0.74)%
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$57,677	$79,243	$59,290	$19,585	$7,324
Total operating expenses excluding interest expense	3.78%	3.88%	4.14%	5.00%	4.98%
Interest expense	—	—	—	0.01%	—
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.86)%	(1.85)%
Net operating expenses including interest expense (5)	2.53%	2.63%	2.89%	3.15%	3.13%
Dividends for short positions	0.53%	0.41%	0.70%	0.59%	0.34%
Net Expenses (5)	3.06%	3.04%	3.59%	3.74%	3.47%
Net investment loss	(2.64)%	(2.54)%	(2.75)%	(2.95)%	(1.01)%
Portfolio turnover rate	650%	684%	496%(4)	443%	206%

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Represents less than $0.005 per share.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

See Notes to Financial Statements	63

Financial Highlights

Pyxis Long/Short Equity Fund
	CLASS Z SHARES
	For the Year Ended June 30,		For the Ten Months Ended June 30,	For the Year Ended August 31,		For the Period Ended August 31,
Class Z Shares	2012	2011	2011	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$11.27	$10.81	$10.46	$10.54	$10.94	$10.00
Income from Investment Operations:
Net investment loss	(0.18)(2)	(0.17)(2)	(0.16)(2)	(0.20)(2)	—(2)(3)	—(3)
Redemption fees added to paid-in capital	—(2)(3)	—(2)(3)	0.01(2)	0.01(2)	—(2)(3)	—(3)
Net realized and unrealized gain	0.47(2)	0.93(2)	0.60(2)	0.12(2)	0.04(2)	0.94
Total from investment operations	0.29	0.76	0.45	(0.07)	0.04	0.94
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.01)	(0.06)	—
From net realized gains	(0.06)	0.30	(0.10)	—	(0.38)	—
Total distributions declared to shareholders	(0.06)	0.30	(0.10)	(0.01)	(0.44)	—

Net Asset Value, End of Period	$11.50	$11.27	$10.81	$10.46	$10.54	$10.94

Total return (4)	2.56%	7.02%	4.25%(5)	(0.68)%	0.31%	9.40%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$399,689	$163,490	$3,827	$975	$6,023	$7,837
Total operating expenses excluding interest expense	2.78%	2.88%	3.14%	4.00%	3.98%	4.90%
Interest expense	—	—	—	0.01%	—	—
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.86)%	(1.85)%	(2.30%)
Net operating expenses including interest expense	1.53%	1.63%	1.89%	2.15%	2.13%	2.60%
Dividends for short positions	0.53%	0.41%	0.70%	0.59%	0.34%	0.01%
Net expenses (6)	2.06%	2.04%	2.59%	2.74%	2.47%	2.61%
Net investment loss	(1.64)%	(1.54)%	(1.75)%	(1.95)%	(0.01)%	(0.06)%
Portfolio turnover rate	650%	684%	496%(5)	443%	206%	58%(5)

(1)	The Fund commenced operations on December 5, 2006.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

64	See Notes to Financial Statements

Pyxis Funds I Prospectus

November 1, 2012

Pyxis Long/Short Healthcare Fund
	CLASS A SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,	Period Ended August 31,
	2012	2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$13.75	$11.19	$9.42	$10.30	$10.00
Income from Investment Operations:
Net investment loss	(0.28)(2)	(0.15)(2)	(0.51)(2)	(1.37)(2)	(0.03)
Redemption fees added to paid-in-capital	0.01(2)(3)	—(2)(3)	—	0.02(2)	—
Net realized and unrealized gain	(1.36)(2)	3.06(2)	2.28(2)	0.82(2)	0.33
Total from investment operations	(1.63)	2.91	1.77	(0.53)	0.30
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	(1.25)	(0.35)	—	(0.35)	—
Total distributions declared to shareholders	(1.25)	(0.35)	—	(0.35)	—

Net Asset Value, End of Period	$10.87	$13.75	$11.19	$9.42	$10.30

Total return (3)	(12.37)%	26.63%	18.79%(4)	(5.61)%	3.00%(4)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$29,861	$23,767	$2,042	$154	$155
Total operating expenses	2.21%	2.61%	6.83%	15.35%	6.85%
Waiver/reimbursement	(0.36)%	(1.19)%	(0.91)%	(1.62)%	(4.50)%
Net operating expenses (5)	1.85%	1.42%	5.92%	13.73%	2.35%
Dividends for short positions	1.09%	0.53%	0.03%	—	—
Net expenses (5)	2.94%	1.95%	5.95%	13.73%	2.35%
Net investment loss	(2.31)%	(1.26)%	(5.69)%	(13.29)%	(1.00)%
Portfolio turnover rate	1,336%	1,553%	262%(4)	23%	36%(4)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

See Notes to Financial Statements	65

Financial Highlights

Pyxis Long/Short Healthcare Fund
	CLASS C SHARES
	Year Ended June 30,		Ten Months Ended June 30,	Year Ended August 31,	Period Ended August 31,
	2012	2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$13.54	$11.04	$9.33	$10.28	$10.00
Income from Investment Operations:
Net investment loss	(0.34)(2)	(0.23)(2)	(0.55)(2)	(1.43)(2)	(0.05)
Redemption fees added to paid-in-capital	0.01(3)	—(2)(3)	–	0.02	–
Net realized and unrealized gain	(1.37)(2)	3.08(2)	2.26(2)	0.81(2)	0.33
Total from investment operations	(1.70)	2.85	1.71	(0.60)	0.28
Less Distributions Declared to Shareholders:
From net investment income	–	–	–	–	–
From net realized gains	(1.25)	(0.35)	–	(0.35)	–
Total distributions declared to shareholders	(1.25)	(0.35)	–	(0.35)	–

Net Asset Value, End of Period	$10.59	$13.54	$11.04	$9.33	$10.28

Total return (3)	(13.04)%	26.35%	18.33%(4)	(6.32)%	2.80%(4)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$9,181	$6,075	$338	$145	$159
Total operating expenses	2.86%	3.26%	7.48%	16.00%	7.50%
Waiver/reimbursement	(0.36)%	(1.19)%	(0.91)%	(1.62)%	(4.50)%
Net operating expenses (5)	2.50%	2.07%	6.57%	14.38%	3.00%
Dividends for short positions	1.09%	0.53%	0.03%	–	–
Net expenses (5)	3.59%	2.60%	6.60%	14.38%	3.00%
Net investment loss	(2.96)%	(1.91)%	(6.34)%	(13.94)%	(1.65)%
Portfolio turnover rate	1,336%	1,553%	262%(4)	23%	36%(4)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

66	See Notes to Financial Statements

Pyxis Funds I Prospectus

November 1, 2012

Pyxis Long/Short Healthcare Fund
	CLASS Z SHARES
	For the Year Ended June 30,		For the Ten Months Ended June 30,	For the Year Ended August 31,	For the Period Ended August 31,
	2012	2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$13.88	$11.26	$9.47	$10.31	$10.00
Income from Investment Operations:
Net investment loss	(0.24)(2)	(0.11)(2)	(0.49)(2)	(1.34)(2)	(0.02)
Redemption fees added to paid-in-capital	0.01(2)	—(2)(3)	—	0.02(2)	—
Net realized and unrealized gain	(1.37)(2)	3.08(2)	2.28(2)	0.84(2)	0.33
Total from investment operations	(1.60)	2.97	1.79	(0.48)	0.31
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.01)	—
From net realized gains	(1.25)	(0.35)	—	(0.35)	—
Total distributions declared to shareholders	(1.25)	(0.35)	—	(0.36)	—

Net Asset Value, End of Period	$11.03	$13.88	$11.26	$9.47	$10.31

Total return (3)	(11.95)%	26.79	18.90%(4)	(5.15)%	3.10%(4)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$14,210	$13,705	$7,606	$1,673	$6,940
Total operating expenses	1.86%	2.26%	6.48%	15.00%	6.50%
Waiver/reimbursement	(0.36)%	(1.19)%	(0.91)%	(1.62)%	(4.50)%
Net operating expenses (5)	1.50%	1.07%	5.57%	13.38%	2.00%
Dividends for short positions	1.09%	0.53%	0.03%	—	—
Net expenses (5)	2.59%	1.60%	5.60%	13.38%	2.00%
Net investment loss	(1.96)%	(0.91)%	(5.34)%	(12.94)%	(0.65)%
Portfolio turnover rate	1,336%	1,553%	262%(4)	23%	36%(4)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

See Notes to Financial Statements	67

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of a Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

http://www.pyxisais.com

More information about Pyxis Floating Rate Opportunities Fund, Pyxis Long/Short Equity Fund and Pyxis Long/Short Healthcare Fund (the “Funds”), each an investment portfolio of Pyxis Funds I (the “Trust”), is available without charge upon request through the following:

Statement of Additional Information (SAI): The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds’ website at http://www.pyxisais.com. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders, which are also available, free of charge, on the Funds’ website at http://www.pyxisais.com. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

To Obtain More Information:

By Internet:

http://www.pyxisais.com

By Telephone:

Call (877) 665-1287

By Mail:

Pyxis Funds I

P.O. Box 9840

Providence, RI 02940

By Overnight Mail:

Pyxis Funds I

4400 Computer Drive

Westborough, MA 01581-1722

From the SEC:

You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1520

The Trust’s Investment Company Act Registration Number: 811-21866